Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				2/17/2005

2	Payment Date				2/22/2005

3	Collection Period			12/27/2004	1/29/2005	34

4	Monthly Interest Period- Actual			1/20/2005	2/21/2005	33

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	162,010,870.32	39,726,636.21	122,284,234.11	0.3809478
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,550,412,579.73	$39,726,636.21	$1,510,685,943.52

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	296,901.12	1.8326000	40,023,537.33	247.0422957
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.0583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.6000%	753,133.33	2.3833333	753,133.33	2.3833333

	Equals: Total Securities		2,978,559.45		42,705,195.66

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					34,086,676.95
17	Sales Proceeds - Early Terminations					14,661,635.94
18	Sales Proceeds - Scheduled Terminations					848,486.82
19	Security Deposits for Terminated Accounts					42,275.00
20	Excess Wear and Tear Received					4,464.98
21	Excess Mileage Charges Received					12,296.70
22	Other Recoveries Received					55,738.52

23	Subtotal: Total Collections					49,711,574.91

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt - Class A-4b					—
26	Investment Earnings on Collection Account					89,449.17

27	Total Available Funds, prior to Servicer Advances					49,801,024.08

28	Servicer Advance					—

29	Total Available Funds					49,801,024.08

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,292,010.48
34	Servicing Fee Shortfall					—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4b					55,826.67
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)					2,978,559.45
40	Subtotal: Remaining Available Funds				45,469.627.48
41	Principal Distribution Amount (Item 59)				39,726,636.21
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					39,726,636.21
43	Amount Paid to Reserve Account to Reach Specified Balance					538,802.00
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					5,204,189.27

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		24,201,358.08
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		15,525,278.13
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		39,726,636.21

55	Remaining Available Funds (Item 40)		45,469,627.48
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		39,726,636.21

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		49,801,024.08
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,292,010.48
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)		3,034,386.12

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		45,469,627.48
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		—
71	Payment Date Advance Reimbursement		—
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09

77	Beginning Reserve Account Balance		50,660,007.39
78	Plus: Net Investment Income for the Collection Period		83,241.89

79	Subtotal: Reserve Fund Available for Distribution		50,743,249.28
80	Plus: Deposit of Excess Available Funds (Item 43)		538,802.00
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		51,282,051.28
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		51,282,051.28

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		622,043.89

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	68	905,618.93
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(852,711.82)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(1,100.00)
89	Less: Excess Wear and Tear Received		(4,464.98)
90	Less: Excess Mileage Received		(12,296.70)

91	Current Period Net Residual Losses/(Gains)	68	35,045.43

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	10	12,781.43
94	Current Period Net Residual Losses (Item 91)	68	35,045.43

95	Ending Cumulative Net Residual Losses	78	47,826.86

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,709,401,709	1,510,685,944
99	Number of Current Contracts		85,972	81,565
100	Weighted Average Lease Rate		4.96%	4.89%
101	Average Remaining Term		28.67	22.33
102	Average Original Term		44.43	44.39
103	Monthly Prepayment Speed			105.28%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	82,460	1,639,239,101	1,550,412,580
105	Depreciation/Payments		(22,742,528)	(24,201,358)
106	Gross Credit Losses	(51)	(901,521)	(951,461)
107	Early Terminations	(776)	(14,280,833)	(13,668,198)
108	Scheduled Terminations	(68)	(953,178)	(905,619)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	81,565	1,600,361,041	1,510,685,944

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	80,540	1,492,707,664	98.81%
113	31 - 90 Days Delinquent	866	14,984,968	0.99%
114	90+ Days Delinquent	159	2,993,312	0.20%

115	Total	81,565	1,510,685,943	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		51	951,461
118	Aggregate Liquidation Proceeds on charged-off units			(384,334)
119	Recoveries on charged-off units			—

120	Current Period Aggregate Net Credit Losses/(Gains)		51	567,127

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		69	498,161
123	Current Period Net Credit Losses (Item 120)		51	567,127

124	Ending Cumulative Net Residual Losses		120	1,065,288

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.06%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended April 2003	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

3/20/2005	23,272,962
4/20/2005	30,006,515
5/20/2005	27,698,400
6/20/2005	23,732,395
7/20/2005	25,646,475
8/20/2005	28,792,491
9/20/2005	43,252,097
10/20/2005	44,732,710
11/20/2005	41,513,162
12/20/2005	45,018,226
1/20/2006	41,586,233
2/20/2006	36,970,013
3/20/2006	36,850,454
4/20/2006	39,075,361
5/20/2006	37,459,421
6/20/2006	31,837,214
7/20/2006	32,994,407
8/20/2006	30,217,312
9/20/2006	47,439,607
10/20/2006	57,576,939
11/20/2006	56,679,725
12/20/2006	56,443,332
1/20/2007	58,260,431
2/20/2007	52,820,353
3/20/2007	49,183,331
4/20/2007	48,739,331
5/20/2007	45,685,566
6/20/2007	39,066,637
7/20/2007	36,926,323
8/20/2007	37,071,130
9/20/2007	36,844,025
10/20/2007	40,757,972
11/20/2007	47,804,362
12/20/2007	38,400,550
1/20/2008	29,668,503
2/20/2008	23,261,910
3/20/2008	7,832,950
4/20/2008	4,985,320
5/20/2008	8,800,461
6/20/2008	21,145,764
7/20/2008	16,492,294
8/20/2008	13,282,589
9/20/2008	9,834,024
10/20/2008	1,042,390
11/20/2008	1,042,721
12/20/2008	650,630
1/20/2009	829,248
2/20/2009	534,311
3/20/2009	156,524
4/20/2009	50,942
5/20/2009	83,719
6/20/2009	166,027
7/20/2009	139,455
8/20/2009	211,191
9/20/2009	119,511

Total	1,510,685,943

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (a) each collection period is a calendar month rather than a fiscal month, (b) timely receipt of all monthly rental payments and sales proceeds, (c) no credit or residual losses and (d) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.